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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ___________________


                                  Form 8-A/A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            SPECTRUMEDIX CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 Delaware                                       25-1686354
          (STATE OF INCORPORATION                            (I.R.S. EMPLOYER
             OR ORGANIZATION)                             IDENTIFICATION NUMBER)

          2124 Old Gatesburg Road
        State College, Pennsylvania                                16803
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



If this Form relates to the                  If this Form relates to the
registration of a class of debt              registration of a class of debt
securities and is effective upon filing      securities and is to become
pursuant to General                          effective simultaneously with the
Instruction A(c)(1) please check             effectiveness of a concurrent
the following box. [ ]                       registration statement under the
                                             Securities Act of 1933 pursuant to
                                             General Instruction A(c)(2) please
                                             check the following box.  [ ]



Securities to be registered pursuant to Section 12(b) of the Act:

            TITLE OF EACH CLASS                  NAME OF EACH EXCHANGE ON WHICH
            TO BE SO REGISTERED                   EACH CLASS IS TO BE REGISTERED

              Not Applicable                              Not Applicable


Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.00115 par value
                  Redeemable Warrants to purchase Common Stock
    Units consisting of one share of Common Stock and one Redeemable Warrant
                                (TITLE OF CLASS)



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ITEM 1.  Description of Registrant's Securities to be Registered.

                 Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form SB-2 (File No. 333-6650) (the "Registration Statement"), as originally filed on March 18, 1997, or as subsequently amended.

ITEM 2.  Exhibits.

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
EXHIBIT
NUMBER           DESCRIPTION
------           -----------

3.1 Restated Certificate of Incorporation of the Registrant, as filed with the Delaware Secretary of State on March 5, 1993 -- incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form SB-2 (File No. 333-6650).

3.2 Certificate of Amendment to Restated Certificate of Incorporation of the Registrant, as filed with the Delaware Secretary of State on March 11, 1997 -- incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB- 2 (File No. 333-6650).

3.3 Second Amended and Restated Certificate of Incorporation of the Registrant, as will be filed with the Delaware Secretary of State immediately prior to consummation of this Offering -- incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form SB-2 (File No. 333-6650).

3.4 Bylaws of the Registrant, as in effect immediately prior to this Offering -- incorporated herein by reference to Exhibit
                 3.4 to the Company's Registration Statement on Form SB-2 (File No. 333-6650).

3.5 Restated Bylaws of the Registrant, as will become effective upon consummation of this Offering -- incorporated herein by reference to Exhibit 3.5 to the Company's Registration Statement on Form SB-2 (File No. 333-6650).

4.1 Form of Stock Certificate -- incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form SB-2 (File No. 333-6650).

4.2 Form of Registration Rights Agreement by and between the Registrant and certain stockholders -- incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form SB-2 (File No. 333-6650).

4.3 1997 Stock Incentive Plan of the Registrant and related documents -- incorporated herein by reference to Exhibit 4.3 to the Company's Registration Statement on Form SB-2 (File No. 333-6650).

4.4 Form of SpectruMedix Corporation Unit Purchase Option -- incorporated herein by reference to Exhibit 4.4 to the Company's Registration Statement on Form SB-2 (File No. 333-6650).

4.5 Form of Warrant Agreement by and between the Registrant and Chase Mellon Shareholder Services, L.L.C. -- incorporated herein by reference to Exhibit 4.5 to the Company's Registration Statement on Form SB-2 (File No. 333-6650).

4.6 Notice of Grant and Stock Option Agreement for option to purchase shares of Common Stock granted to Joseph K. Adlerstein -- incorporated herein by reference to Exhibit 4.6 to the Company's Registration Statement on Form SB-2 (File No. 333-6650).

4.7 Form of Unit -- incorporated herein by reference to Exhibit 4.7 to the Company's Registration Statement on Form SB-2 (File No. 333-6650).

4.8 Form of Redeemable Warrant -- incorporated herein by reference to Exhibit 4.8 to the Company's Registration Statement on Form SB-2 (File No. 333-6650).

4.9 Form of Warrant issued in the Bridge Financing -- incorporated herein by reference to Exhibit 4.9 to the Company's Registration Statement on Form SB-2 (File No. 333-6650).


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                                   SIGNATURE

                 Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                   SPECTRUMEDIX CORPORATION



Date: September 15, 1997                       By:  /s/ BERNARD SONNENSCHEIN
                                                   ---------------------------
                                                     Bernard Sonnenschein,
                                                     Secretary, Treasurer
                                                     and Director